Dreyfus
International
Growth Fund

ANNUAL REPORT
May 31, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value

        Contents

        THE FUND
----------------

    2   Letter from the President
    3   Discussion of Fund Performance
    6   Fund Performance
    7   Statement of Investments
   11   Statement of Assets and Liabilities
   12   Statement of Operations
   13   Statement of Changes in Net Assets
   14   Financial Highlights
   15   Notes to Financial Statements
   20   Report of Independent Auditors
   21   Important Tax Information

   FOR MORE INFORMATION
-----------------------
      Back Cover

                            Dreyfus    The Fund
          International Growth Fund

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Growth Fund, covering the 12-month period from June 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Loeffler.

After experiencing the severe effects of the global currency and credit crisis during the second half of 1998, many regional economies have shown marked improvement so far in 1999. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks over the past year. Stock markets in Japan, Asia and Latin America began to recover, showing their first signs of real strength in more than a year. European markets, on the other hand, provided disparate performance during the reporting period. For example, while Spain and the United Kingdom experienced higher stock prices on average, others, such as Germany, have declined recently.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus International Growth Fund.

Sincerely,

/s/Stephen E. Cantaer

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

DISCUSSION OF FUND PERFORMANCE
-------------------------------
Douglas Loeffler, Portfolio Manager

How did Dreyfus International Growth Fund perform relative to its benchmark?

The fund produced a total return of -16.02% for the 12-month period ended May 31, 1999.1 This compares with a 4.36% return for the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE(R)) Index for the same period.2 Douglas Loeffler became the fund's primary portfolio manager in February of this year. Changes in investment approach and strategy undertaken by Mr. Loeffler to improve your fund's performance are described below.

What is the fund's investment approach?

Dreyfus International Growth Fund focuses on individual stock selection. We choose our investments on a company-by-company basis, attempting to find the companies we believe to be the best managed and best positioned in their industries. We do not attempt to make broad calls on interest rates or market movements. We do not have country allocation models or targets. We focus on individual stock selection rather than analysis of macroeconomic factors.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Generally, we look for companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the marks of companies whose growth, in both revenues and earnings, should exceed that of global industry peers as well as that of its local market. We typically construct a portfolio of roughly 55-75 stocks, broadly invested across countries and industries, representing what we believe to be the best growth ideas in the world. We generally sell a stock when it reaches the price we have predicted

                                                                The Fund     3
to be its maximum value or when we determine that circumstances have changed and that it will no longer reach the price target we previously set.

What other factors influenced the fund's performance?

The collapse of the developing markets of Southeast Asia in mid- to late 1998 adversely affected fund performance. The fund took a conservative approach to reentering those markets, and therefore did not benefit from their 1999 rebound. The fund owned a proportionally large amount of European stocks. The decline of the common European currency, the euro, versus the dollar had a negative impact on performance over the period for U.S. investors. Finally, the fund was underweighted in two major markets, Japan and the U.K., which outperformed world indices.

What is the fund's current strategy?

As of the end of the reporting period, the fund focused on three business segments: telecommunications, media and technology.

In the telecommunications area, we believe that the international market is very similar to the U.S. market in the early 1980s. Previously closed markets have opened to new participants. Full competition in Europe began in 1998 and, already, the industry is growing faster there than the U.S. market did after deregulation. We have purchased mobile operators and companies created to challenge previous state monopolies. We hold Vodafone, a major U.K. mobile company that recently purchased Airtouch in the U.S. to make it the world's largest wireless communications company. In Canada, we owned MetroNet Communications, Cl. B, a major telecommunications provider which recently became AT&T Canada. Mannesmann, traditionally known as a German industrial firm, has diversified strongly into telecommunications. We also hold an interesting Pan-European firm, Global Telesystems Group. This firm began as a provider of long distance services in Russia, but has since built a fiber- optics network across Europe.

In the media industry, we have invested in "indirect Internet plays," which are companies with an established core business not dependent on the Internet, but which could benefit from continued growth in on-line commerce. Seat Pagine

Gialle in Italy is pioneering an on-line yellow-pages service, which, for a fee paid by advertisers, automatically transports the inquirer to the advertiser's website. Another important trend in the media industry is the convergence of cable television, telecommunications and the Internet. In this area, we own United Pan-Europe Communications, the largest cable company in Europe.

In the technology industry, our focus is on companies using leading-edge technologies that can create high profit margins. We hold ST Microelectronics of France, a leader in the manufacture of high value-added semiconductors for use in automobiles and appliances, and Nokia, ADS, the leading manufacturer of mobile telephones.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.

                                                                The Fund     5

FUND PERFORMANCE



Comparison of change in value of $10,000 investment in the fund and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index


------------------------------------------------------------------------------
Average Annual Total Returns as of 5/31/99
                                                              Inception
                        1 Year           5 Years              (6/29/93)
------------------------------------------------------------------------------
Fund                   (16.02)%            0.32%                3.74%


*   Source: Lipper Analytical Services, Inc.
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus International Growth Fund on 6/29/93 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index on that date. For comparative purposes, the value of the Index on 6/30/93 is used as the beginning value on 6/29/93. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
May 31, 1999

-------------------------------------------------------------------------------
Common Stocks--96.2%                                     Shares        Value ($)
-------------------------------------------------------------------------------
Austria--1.9%
Austria Tabak                                            10,200         649,834
VA Technologie                                            3,300         276,542
                                                                        926,376
Brazil--1.9%
Aracruz Celulose, ADS                                     3,400          65,450
Petroleo Brasileiro                                       6,150         621,790
Tele Sudeste Celular, ADS                                10,620         258,863
                                                                        946,103
Canada--5.5%
Le Groupe Videotron                                      12,500         244,541
MetroNet Communications, Cl. B                           14,600   a     839,500
Newbridge Networks                                       12,800   a     353,600
Telesystem International Wireless                        26,000   a     502,475
Toronto-Dominion Bank                                    13,700         722,764
                                                                      2,662,880
Finland--4.9%
Merita                                                  117,000         691,807
Nokia, ADS                                               11,350         805,850
Tieto, Cl. B                                             16,500         575,413
UPM-Kymmene                                               9,500         277,895
                                                                      2,350,965
France--9.2%
Accor                                                     3,150         771,256
Altran Technologies                                       5,000       1,130,006
Canal Plus                                                2,300         664,418
Elf Aquitaine                                             4,950         715,229
STMicroelectronics                                        5,900   a     681,751
Vivendi                                                   6,225         460,096
Vivendi (Rights)                                          6,225   a       6,415
                                                                      4,429,171
Germany--9.1%
Continental                                              24,500         566,200
DaimlerChrysler, ADR                                      2,200         192,362
DePfa Deutsche Pfandbriefbank                             6,950         600,501
Deutsche Lufthansa                                       11,000         235,891
Dresdner Bank                                            15,700         581,836
Mannesmann                                                7,775       1,060,285

                                                                The Fund     7

-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares        Value ($)
-------------------------------------------------------------------------------
Germany (continued)
Preussag                                                 13,670         704,408
Singulus Technologies                                     3,500   a     443,778
                                                                      4,385,261
Hong Kong--.6%
China Telecom (Hong Kong), ADS                            6,500   a     278,687
Ireland--2.2%
Elan, ADS                                                 9,600   a     518,400
Esat Telecom Group, ADS                                  14,900   a     551,300
                                                                      1,069,700
Italy--6.7%
Alleanza Assicurazioni                                   64,000         714,809
Mondadori (Arnoldo) Editore                              42,000         726,222
Seat Pagine Gialle                                      260,000         354,023
Seat Pagine Gialle-RNC                                  550,000         460,159
Telecom Italia                                           98,000       1,008,142
                                                                      3,263,355
Japan--12.7%
Japan Telecom                                                32         389,313
Kao                                                      39,500       1,078,011
Kita Kyushu Coca-Cola Bottling                           11,300         548,048
Konami                                                   22,000         732,429
NTT Mobile Communications Network                            18         978,052
Ryohin Keikaku                                            3,500         684,464
Shiseido                                                 60,000         882,861
Takefuji                                                 10,000         875,462
                                                                      6,168,640
Mexico--1.0%
Telefonos de Mexico, ADR                                  6,200         495,612
Netherlands--6.5%
ASM Lithography Holding                                   9,800   a     432,425
Benckiser, Cl. B                                         10,800         582,377
ING Groep                                                12,000         640,215
United Pan-Europe Communications                          7,500   a     458,690
VNU                                                      24,000       1,016,849
                                                                      3,130,556

-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares        Value ($)
-------------------------------------------------------------------------------
Portugal--2.7%
Brisa-Auto Estradas de Portugal                          28,500       1,287,316
Singapore--1.7%
Development Bank of Singapore                            78,000         803,937
South Korea--.7%
Korea Telecom, ADR                                       10,575   a     336,417
Spain--2.8%
Banco Santander Central Hispano                          33,000         687,060
Telefonica                                               13,740         657,668
                                                                      1,344,728
Sweden--5.4%
Electrolux, Cl. B                                        29,000         560,684
Ericsson (LM) Tel Cl. B, ADR                             16,300         439,081
NetCom, Cl. B                                             8,000   a     242,923
Skandia Forsakrings                                      35,000         599,468
Skandinaviska Enskilda Banken                            64,000         772,893
                                                                      2,615,049
Switzerland--1.2%
Swisscom                                                  1,650         593,254
Taiwan--.8%
Taiwan Semiconductor Manufacturing, ADS                  14,900   a     390,194
United Kingdom--17.4%
Allied Irish Banks                                       35,000         472,996
BP Amoco, ADS                                             4,700         503,487
Compass Group                                            73,500         744,285
Diageo                                                   65,208         685,373
Dixons Group                                             38,000         681,994
Energis                                                  18,000   a     433,999
Glaxo Wellcome, ADR                                       8,600         483,750
Hilton                                                  254,000       1,112,199
Pearson                                                  58,000       1,105,010
Securicor                                                81,000         726,214
South African Breweries                                  60,850   a     488,078
TeleWest Communications                                  56,000   a     240,502

                                                                The Fund    9

-------------------------------------------------------------------------------
Common Stocks (continued)                                Shares        Value ($)
-------------------------------------------------------------------------------
United Kingdom (continued)
Vodafone                                                 38,000         723,364
                                                                      8,401,251
United States--1.3%
Global TeleSystems Group                                  8,600   a     653,600
Total Common Stocks
   (cost $43,579,293)                                                46,533,052
-------------------------------------------------------------------------------

                                                      Principal
Short-Term Investments--.7%                           Amount ($)       Value ($)
-------------------------------------------------------------------------------
U.S. Treasury Bills;
4.46%, 8/19/99
   (cost $350,535)                                      354,000         350,355
-------------------------------------------------------------------------------
Total Investments (cost $43,929,828)                      96.9%      46,883,407

Cash and Receivables (Net)                                 3.1%       1,488,602

Net Assets                                               100.0%      48,372,009

a   Non-income producing.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999

--------------------------------------------------------------------------------
                                                              Cost
Value
--------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments   43,929,828  46,883,407
Cash                                                                     603,377
Receivable for investment securities sold                                977,419
Dividends receivable                                                     321,993
Receivable for shares of Common Stock subscribed                           1,250
Prepaid expenses                                                          13,828

                                                                      48,801,274
--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                             38,925
Due to Distributor                                                        31,925
Payable for investment securities purchased                              258,362
Payable for shares of Common Stock redeemed                               19,519
Accrued expenses                                                          80,534

                                                                         429,265
--------------------------------------------------------------------------------
Net Assets ($)                                                        48,372,009
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                       47,909,398
Accumulated undistributed investment income--net                          16,497
Accumulated net realized gain (loss) on investments                  (2,466,610)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions                          2,912,724
--------------------------------------------------------------------------------
Net Assets ($)                                                        48,372,009
--------------------------------------------------------------------------------
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)        3,976,220

Net Asset Value, offering and redemption price per share--Note 3(e)($)        12.17


See notes to financial statements.

                                                                The Fund     11

STATEMENT OF OPERATIONS
Year Ended May 31, 1999

---------------------------------------------------------------------------------------
Investment Income ($)
---------------------------------------------------------------------------------------
Investment Income ($)
Income:
Cash dividends (net of $154,935 foreign taxes withheld at source)            1,161,844
Interest                                                                        56,782
Total Income                                                                 1,218,626
Expenses:
Management fee--Note 3(a)                                                      448,885
Shareholder servicing costs--Note 3(b,c)                                       541,130
Custodian fees                                                                  85,105
Professional fees                                                               39,162
Prospectus and shareholders' reports--Note 3(b)                                 31,209
Registration fees                                                               26,502
Directors' fees and expenses--Note 3(d)                                         24,294
Loan commitment fees--Note 2                                                       231
Miscellaneous                                                                    7,809
Total Expenses                                                               1,204,327
Investment Income--Net                                                          14,299
---------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions    1,941,027
Net realized gain (loss) on forward currency exchange contracts             (3,731,065)
Net Realized Gain (Loss)                                                    (1,790,038)
Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                        (9,868,963)
Net Realized and Unrealized Gain (Loss) on Investments                     (11,659,001)
Net (Decrease) in Net Assets Resulting from Operations                     (11,644,702)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------
                                                                 Year Ended May 31,
                                                             ------------------------
                                                                  1999           1998
-------------------------------------------------------------------------------------
Operations ($):
Investment income (loss)--net                                   14,299       (591,393)
Net realized gain (loss) on investments                     (1,790,038)     8,771,053
Net unrealized appreciation (depreciation) on investments   (9,868,963)     4,023,701
Net Increase (Decrease) in Net Assets
   Resulting from Operations                               (11,644,702)    12,203,361
-------------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net                                              --        (49,648)
Net realized gain on investments                            (1,873,154)    (9,448,032)
Total Dividends                                             (1,873,154)    (9,497,680)
-------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                               41,284,693    718,709,466
Dividends reinvested                                         1,783,764      8,967,189
Cost of shares redeemed                                    (59,105,533)  (741,149,267)
Increase (Decrease) in Net Assets from
   Capital Stock Transactions                              (16,037,076)   (13,472,612)
Total Increase (Decrease) in Net Assets                    (29,554,932)   (10,766,931)
-------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                         77,926,941     88,693,872
End of Period                                               48,372,009     77,926,941
Undistributed investment income (distributions in
   excess of investment income)--net                            16,497       (132,906)
-------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                  3,197,037     46,522,459
Shares issued for dividends reinvested                         144,904        686,615
Shares redeemed                                             (4,572,974)   (47,606,404)
Net Increase (Decrease) in Shares Outstanding               (1,231,033)      (397,330)

See notes to financial statements.

                                                                The Fund     13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------
                                                  Year Ended May 31,
                                     -------------------------------------------
                                       1999     1998     1997     1996     1995
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
   of period                          14.97    15.83    15.49    13.74    15.20
Investment Operations:
Investment income (loss)--net           .00a    (.12)    (.02)     .09      .01
Net realized and unrealized
   gain (loss) on investments         (2.39)    1.17     1.11     1.66    (1.19)
Total from Investment Operations      (2.39)    1.05     1.09     1.75    (1.18)
Distributions:
Dividends from investment
   income--net                           --    (.01)     (.09)      --     (.01)
Dividends in excess of investment
   income--net                           --      --      (.03)      --     (.02)
Dividends from net realized gain
   on investments                      (.41)  (1.90)     (.63)      --     (.25)
Total Distributions                    (.41)  (1.91)     (.75)      --     (.28)
Net asset value, end of period        12.17   14.97     15.83    15.49    13.74
--------------------------------------------------------------------------------
Total Return (%)                     (16.02)   8.42      7.36    12.74    (7.81)
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
   average net assets                  2.01    1.92      1.98     2.04     1.92
Ratio of interest expense and loan
   commitment fees to average
   net assets                           .00b    .27        --       --       --
Ratio of net investment income (loss)
   to average net assets                .02    (.70)     (.18)     .62      .09
Portfolio Turnover Rate              232.68  167.19    158.04    96.45    40.15
--------------------------------------------------------------------------------
Net Assets, end of period
   ($ x 1,000)                       48,372  77,927    88,694  102,710  137,909

a   Amount represents less than $.01 per share.
b   Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus International Growth Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series including the fund. The fund's investment objective is to provide investors with capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                                 The Fund     15

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

During the period ended May 31, 1999, the fund credited accumulated undistributed net investment income $135,104 and accumulated net realized gain on investments $1,968 and charged paid in surplus $137,072. The results of operations and net assets were not affected by the reclassifications.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,043,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1999. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund's shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any

                                                                 The Fund     17
affiliate of either of them for advertising and marketing relating to the fund, at an aggregate annual rate of .50 of 1% of the value of the fund's average daily net assets. The Distributor may pay one or more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund's average daily net assets for any full fiscal year. During the period ended May 31, 1999, the fund was charged $314,588 pursuant to the Plan.

(c) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 1999, the fund was charged $149,628 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $63,401 pursuant to the transfer agency agreement.

(d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(e) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 1999, amounted to $136,691,252 and $159,365,244, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At May 31, 1999, there were no open forward currency exchange contracts outstanding.

(b) At May 31, 1999, accumulated net unrealized appreciation on investments was $2,953,579, consisting of $5,269,463 gross unrealized appreciation and $2,315,884 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                 The Fund     19

Report of Independent Auditors

Shareholders and Board of Directors
Dreyfus International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Growth Fund (one of the Series constituting Dreyfus International Funds, Inc.) as of May 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Growth Fund at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                Ernst & Young L.L.P.

New York, New York
July 6, 1999

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended May 31, 1999:
   --the total amount of taxes paid to foreign countries was $154,935.
   --the total amount of income sourced to foreign countries was $19,206.

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1999 calendar year with Form 1099-DIV which will be mailed by January 31, 2000.

For Federal tax purposes the fund hereby designates $.3920 per share as a long-term capital gain distribution of the $.4070 per share paid on December 22, 1998.

                                                                 The Fund     21

For More Information

Dreyfus
International Growth Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request to
info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com


(C) 1999 Dreyfus Service Corporation   095AR995


-------------------------------------------------------------------------------

Dreyfus
Emerging Markets
Fund

ANNUAL REPORT
May 31, 1999



[Dreyfus Lion]

(R) [Dreyfus Logo]

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value


Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND
--------------------------------------------
                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              7     Statement of Investments

                             13     Statement of Assets and Liabilities

                             14     Statement of Operations

                             15     Statement of Changes in Net Assets

                             16     Financial Highlights

                             17     Notes to Financial Statements

                             22     Report of Independent Auditors

                             23     Important Tax Information

                                    FOR MORE INFORMATION
--------------------------------------------------------
                                    Back Cover

                         Dreyfus    The Fund
           Emerging Markets Fund


LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Kirk Henry.

After experiencing the severe effects of the global currency and credit crisis in 1998, many regional economies have shown marked improvement so far in 1999. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan, Asia and Latin America have begun to recover, showing their first signs of real strength in over a year. European markets, on the other hand, provided disparate performance. For example, while Spain and the United Kingdom experienced higher stock prices on average, others, such as Germany, have declined recently.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Emerging Markets Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter

President and Chief Investment Officer
The Dreyfus Corporation

June 14, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
D. Kirk Henry, Portfolio Manager

How did Dreyfus Emerging Markets Fund perform relative to its benchmark?

For the 12-month period ended May 31, 1999, Dreyfus Emerging Markets Fund produced a total return of 13.56%.1 This return exceeds that provided by the fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, which produced a total return of 3.46% for the same period.2

We attribute the fund's performance to several factors. First, our stock selection strategy led us to many out-of-favor companies that we believed possessed strong fundamentals but were selling at attractive prices. Second, the fund benefited from its country allocations, which limited exposure to disappointing stock markets. Third, since October 1998, equity investments in emerging markets -- especially value- ori ented stocks -- have experienced a strong rebound, which enabled many of the fund's investments to enjoy positive returns.

What is the fund's investment approach?

The fund invests at least 65% of its assets in common and preferred stocks of companies located in emerging market countries as represented in our benchmark, the MSCI EMF Index. Countries currently in the benchmark include Argentina, Brazil, Chile, China, Columbia, the Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela.

We employ a value-oriented and research-driven investment approach to security selection within each market. During the first six months of the reporting period, this "bottom up" approach led us to focus on investments in Latin America, particularly Mexico, Chile and Brazil. Other areas of emphasis included South Africa, India and Israel. Our

                                                                  The Fund  3
participation in these markets helped us take advantage of relatively strong performance in many individual companies during the second half of 1998.

During 1999, however, we shifted our country allocations toward Asia as we found more attractively valued companies in that region. We took profits in some of our Latin American holdings, primarily because their stock prices had reached our valuation targets. While we continued to de-emphasize investments in Brazil, our holdings in several of the country's exporters fared relatively well during the January 1999 currency devaluation.

Despite our lower exposure to Latin America stocks, Mexico remained the largest single country in the portfolio. Mexico continued to serve as a positive driver of performance. For example, our holdings in Apasco, the country's second largest cement company; and ARA, a home builder, produced strong returns during the period.

What other factors influenced the fund's performance?

As we sold holdings in Latin America, we gradually increased our holdings in China, India and South Korea, primarily because we believed that many of these stocks were selling at very attractive prices. For example, in China we bought stock in Zhejiang Expressway Cl.H, an express toll-road company. We also added to our holdings in appliance manufacturer Guangdong Kelon Electrical, Cl.H. Both investments produced very favorable returns for the fund.

In India, we initiated new positions in Hindalco Industries, an aluminum exporting company, as well as Indian Hotels, owner of several of the country's top business hotels. In addition, we added to our holdings of electric utility company BSES and the State Bank of India, GDR. In South Korea, several new names to the portfolio have produced strong returns, including Samsung Electronics and Korea Telecom, ADS.

Finally, we continued to avoid investments in Russia and limit our exposure to Greece, Turkey and Thailand. We have not found many attractive investments in these countries.

What is the fund's current strategy?

We have maintained the same value-oriented, "bottom-up" strategy that we have used in the past. Our analyses of individual companies suggest that attractive values continue to exist in many of the world's emerging markets. In fact, historically, global growth and commodity prices have been two of the main drivers of stock market performance in the emerging markets. As of May 31, both drivers were trending upward.

Of course, there is no way to determine how long these positive trends will continue. That's one of the reasons we evaluate investment opportunities on a company-by-company basis and select investments according to their individual merits. In our view, our value-oriented, bottom-up investment approach gives us the flexibility we need to adapt quickly to changing market conditions.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. The Index is the property of Morgan Stanley & Co., Incorporated and includes gross dividends reinvested.


                                                                  The Fund  5

FUND PERFORMANCE


[INSERT CHART PLOT POINTS]


$10,608
Dreyfus
Emerging Markets Fund

$7,944
Morgan Stanley Capital
International Emerging
Markets Free Index*


Comparison of change in value of $10,000 investment in the fund and the Morgan Stanley Capital International Emerging Markets Free Index


-----------------------------------------------------------------------
Average Annual Total Returns as of 5/31/99
                                                             Inception
                                       1 Year                (6/28/96)
-----------------------------------------------------------------------
Fund                                   13.56%                  2.04%

* Source: Lipper Analytical Services, Inc.
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Emerging Markets Fund on 6/28/96 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Free Index on that date. For comparative purposes, the value of the Index on 6/30/96 is used as the beginning value on 6/28/96. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International Emerging Markets Free Index, which is the property of Morgan Stanley & Co. Incorporated, is a market capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI/EMF Index excludes closed markets and those shares in otherwise free markets which are not purchaseable by foreigners. The Index does not take into account charges, fees and other expenses and includes gross dividends reinvested. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
May 31, 1999

------------------------------------------------------------------------------------------------
Common Stocks--92.9%                                        Shares                     Value ($)
------------------------------------------------------------------------------------------------
Argentina--1.0%
Banco Hipotecario                                           14,770                      155,592
Telefonica de Argentina, ADS                                15,000                      485,625
YPF Sociedad Anonima, ADS                                    7,000                      294,875
                                                                                        936,092
Brazil--6.8%
Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar, ADS                                        23,500 b                    425,937
Companhia Vale do Rio Doce, ADS                             98,500                    1,766,844
Petroleo Brasileiro                                          9,980                    1,009,018
Tele Celular Sul, ADS                                       48,300                      908,644
Tele Centro Sul, ADS                                        17,100                      923,400
Telecomunicacoes Brasileiras, ADS                           12,000                          750
Telecomunicacoes Brasileiras, ADS (PFD Block)               16,400                    1,369,400
                                                                                      6,403,993
Chile--4.1%
Administradora de Fondos de
  Pensiones Provida, ADS                                    29,800                      607,175
Compania de Telecomunicaciones de Chile, ADS                46,800                    1,017,900
Cristalerias de Chile, ADS                                  57,400                      914,812
Quinenco, ADS                                               64,500                      677,250
Santa Isabel, ADS                                           59,625                      648,422
                                                                                      3,865,559
China--4.1%
Beijing Datang Power Generation                          1,867,000                      450,187
Guangdong Kelon Electrical, Cl. H                          374,000 b                    286,943
Guangshen Railway, Cl. H                                   875,000                      101,545
Guangshen Railway, ADS                                      90,000                      523,125
Huaneng Power International, ADS                            46,000                      572,125
Jiangxi Copper                                           4,091,000                      300,685
Shandong Huaneng Power, ADS                                 96,900                      381,544
Shenzen Expressway                                       2,029,000                      334,887
Yanzhou Coal Mining                                      1,344,000                      339,674
Zhejiang Expressway, Cl. H                               4,019,000                      585,603
                                                                                      3,876,318
Czech Republic--1.6%
Ceske Energeticke Zavody                                   510,367 a                  1,038,854
Komercni Banka                                              20,300 a                    364,353

                                                                  The Fund  7

------------------------------------------------------------------------------------------------
Common Stocks (continued)                                   Shares                     Value ($)
------------------------------------------------------------------------------------------------
Czech Republic (continued)
Komercni Banka, GDR                                         23,000 a,b                  136,275
                                                                                      1,539,482
Egypt--2.0%
Misr International Bank, GDR                                61,100 b                    653,770
Paints & Chemical Industries, GDR                          112,000                      736,960
Suez Cement                                                 36,100                      536,085
                                                                                      1,926,815
Greece--2.7%
Hellenic Petroleum                                         102,990 a                    933,125
Hellenic Telecommunications Organization                    29,035                      627,457
Hellenic Telecommunications Organization, ADS               88,555                      957,501
                                                                                      2,518,083
Hong Kong--2.3%
Asia Satellite Telecommunications                          210,000                      444,089
China Hong Kong Photo Products                           3,649,000                      508,165
Hengan International                                     1,753,000 a                    621,615
Hong Kong Aircraft Engineering                             219,000                      410,879
Mandarin Oriental International                            292,000                      216,080
                                                                                      2,200,828

Hungary--4.3%
BorsodChem                                                  24,500                      589,296
EGIS                                                        15,035                      313,020
Fotex                                                      475,658                      194,486
Gedeon Richter                                              11,600                      429,780
MOL Magyar Olaj-es Gazipari, GDR                            51,700                    1,253,725
Magyar Tavkozlesi                                           22,800                      638,400
Pick Szeged                                                  3,048                       89,655
Pick Szeged, GDR                                            90,800                      533,450
                                                                                      4,041,812

India--9.8%
BSES                                                        75,100 b                    741,612
Hindalco Industries                                         33,400                      475,950
Indian Hotels                                               74,500                      530,813
Mahanagar Telephone Nigam                                  166,900 b                  1,522,963
Mahindra & Mahindra                                         62,000 b                    294,500
Reliance Industries, GDR                                   166,000 b                  1,460,800
State Bank of India, GDR                                   131,100 b                  1,438,822
Steel Authority of India, GDR                              236,500 b                    461,175

------------------------------------------------------------------------------------------------
Common Stocks (continued)                                   Shares                     Value ($)
------------------------------------------------------------------------------------------------
India (continued)
Tata Engineering & Locomotive, GDR                         110,600 b                    458,990
Videsh Sanchar Nigam, GDR                                  165,200 b                  1,879,150
                                                                                      9,264,775
Indonesia--1.4%
PT Daya Guna Samudera                                      624,000                      407,291
PT Indah Kiat Pulp & Paper                               1,640,000 a                    757,389
PT Indorama Synthetics                                     555,000 a                    134,991
                                                                                      1,299,671
Israel--3.2%
Bank Hapoalim                                              286,000                      724,068
Bank Leumi Le-Israel                                       340,600                      640,117
Blue Square-Israel, ADS                                     79,750                    1,216,188
Dor Energy                                                 134,400 b                    480,480
                                                                                      3,060,853
Luxembourg--1.4%
Quilmes Industrial, ADS                                    117,000                    1,323,563
Malaysia--4.7%
Berjaya Sports Toto                                        587,000 c                  1,077,425
Jaya Tiasa                                                 313,000 c                    484,173
Kwantas                                                    251,000 c                    153,568
Petronas Dagangan                                          553,000 c                    497,934
Petronas Gas                                               190,000 c                    394,800
Sime Darby                                                 937,000 c                  1,077,335
Tenaga Nasional                                            373,000 c                    744,915
                                                                                      4,430,150
Malta--.7%
Maltacom                                                    40,500 b                    698,625

Mexico--10.1%
ALFA, Ser. A                                               252,500                      898,438
ARA                                                        239,000 a                    825,753
Apasco                                                     118,800                      695,941
Carso Global Telecom                                        84,500 a                    470,606
Cintra                                                   1,008,900                      416,733
Controladora Comercial Mexicana, GDS                        31,900                      615,072
Desc, Ser. B                                               610,000                      644,225
Embotelladoras Argos                                       997,500                    1,111,076

                                                                     The Fund  9

------------------------------------------------------------------------------------------------
Common Stocks (continued)                                   Shares                     Value ($)
------------------------------------------------------------------------------------------------
Mexico (continued)
Grupo Continental                                          340,000                      550,536
Grupo Financiero Inbursa, Ser. B                           428,300                    1,258,926
Tablex                                                      66,108                      134,316
Telefonos de Mexico, ADS                                    14,600                    1,167,087
Tubes de Acero de Mexico, ADR                               80,200                      741,850
                                                                                      9,530,559
Panama--.8%
Banco Latinoamericano de Exportaciones                      25,900                      736,531
Peru--2.2%
Telefonica del Peru, ADS                                   140,800                    2,041,600

Philippines--2.4%
First Philippine                                           659,160                      831,529
Philippine Long Distance Telephone, ADS                     29,000                      837,375
Universal Robina                                         3,536,600                      604,150
                                                                                      2,273,054
Poland--2.1%
Bank Handlowy w Warszawie                                   62,000                      728,496
Kredyt Bank PBI                                             30,800 a,b                  714,560
Telekomunikacja Polska                                      83,600 a,b                  504,108
                                                                                      1,947,164
Portugal--1.1%
Mota e Companhia                                            49,000                      491,217
Portucel Industrial-Empresa Produtora de Celulose           95,148                      534,865
                                                                                      1,026,082
Singapore--3.2%
Asia Pulp & Paper, ADS                                      39,600 a                    353,925
Creative Technology                                         54,900                      741,150
Development Bank of Singapore                              110,000                    1,133,758
Elec & Eltek International                                 100,000                      296,000
Overseas Union Bank                                         85,600                      438,657
United Overseas Bank                                         5,000                       33,575
                                                                                      2,997,065
South Africa--10.1%
ABSA                                                       214,000                      979,186
AECI                                                       411,100                      868,174

------------------------------------------------------------------------------------------------
Common Stocks (continued)                                   Shares                     Value ($)
------------------------------------------------------------------------------------------------
South Africa (continued)
Barlow                                                     237,885                    1,103,698
Barlow, ADR                                                     40                          195
Del Monte Royal Foods                                    1,120,300 a                    412,237
Edgars Stores                                               73,700                      554,180
Iscor                                                      337,000                       80,873
Liberty Life Association of Africa                         102,911                    1,383,013
Molope                                                      59,000 a                     47,196
Molope, Cl. N                                              244,100 a                    151,135
Murray & Roberts                                           849,400                      407,679
Nampak                                                     221,200                      442,365
Polifin                                                     18,500                       20,126
Pretoria Portland Cement                                   162,843                    1,042,112
Sasol                                                      179,200                    1,003,440
Tiger Oats                                                 129,400                      999,923
                                                                                      9,495,532

South Korea--8.9%
Kookmin Bank, ADR                                           42,263 b                    618,096
Korea Electric Power, ADS                                  142,100                    2,424,581
Korea Telecom, ADS                                          19,800                      629,888
Pohang Iron & Steel                                         12,400                    1,121,997
Pohang Iron & Steel, ADS                                    20,600                      521,438
SK Telecom                                                     294                      362,588
SK Telecom, ADS                                             84,204                    1,199,907
Samsung Electronics                                         16,500                    1,150,738
Youngone                                                   110,000                      321,879
                                                                                      8,351,112
Taiwan--.4%
China Steel, ADR                                            29,085 a,b                  396,283

Thailand--.4%
Ayudhya Insurance                                           40,000                      106,057

Hana Microelectronics                                       65,100 a                    112,151
Saha-Union                                                 400,000                      156,124
                                                                                        374,332
Turkey--.4%
Uzel Makina Sanayii, ADR                                    20,800 b                    408,720

                                                                    The Fund  11

------------------------------------------------------------------------------------------------
Common Stocks (continued)                                   Shares                     Value ($)
------------------------------------------------------------------------------------------------
United Kingdom--.7%
Billiton                                                   215,900                      676,621

Total Common Stocks
  (cost $90,564,286)                                                                 87,641,274

Preferred Stocks--2.6%
------------------------------------------------------------------------------------------------
Brazil--1.2%
Companhia Energetica de Minas Gerais                        31,417                      666,136
Companhia Paranaense de Energia-Copel                       64,800                      493,248
                                                                                      1,159,384
Portugal--.3%
Lusomundo-SGPS                                              23,642                      250,789

Thailand--1.1%
Siam Commercial Bank                                     1,005,000                    1,027,994

Total Preferred Stocks
  (cost $2,607,756)                                                                   2,438,167

                                                         Principal
Short-Term Investments--5.9%                             Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------
U.S. Treasury Bills:
4.34%, 6/10/99                                             176,000                      175,739
4.37%, 7/22/99                                             414,000                      411,255
4.39%, 7/29/99                                             364,000                      361,274
4.46%, 8/5/99                                            1,344,000                    1,333,261
4.46%, 8/19/99                                           2,624,000                    2,596,983
4.49%, 8/26/99                                             768,000                      759,418
Total Short-Term Investments
  (cost $5,639,922)                                                                   5,637,930
------------------------------------------------------------------------------------------------
Total Investments (cost $98,811,964)                        101.4%                   95,717,371

Liabilities, Less Cash and Receivables                       (1.4%)                  (1,363,242)

Net Assets                                                  100.0%                   94,354,129

a  Non-income producing.
b Securities exempt from registration under Rule 144A of the S ecurities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999, these securities amounted to $14,116,674 or approximately 15.0% of net assets.
c Effective February 15, 1999, the repatriation of proceeds received from the sale of Malaysian securities is subject to a principal and/or profit levy. These securities are considered illiquid and are being valued at fair value using methods determined in good faith under the direction of the Board of Directors.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999

-------------------------------------------------------------------------------------------
                                                                       Cost          Value
-------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments          98,811,964     95,717,371
Cash                                                                                80,390
Cash denominated in foreign currencies                            2,452,646      2,452,312


Receivable for investment securities sold                                          398,712
Dividends receivable                                                               335,948
Receivable for shares of Common Stock subscribed                                     1,943
Prepaid expenses                                                                     7,666
                                                                                98,994,342
-------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                      103,224
Due to Distributor                                                                  20,231
Payable for investment securities purchased                                      4,368,919
Payable for shares of Common Stock redeemed                                         64,040
Net unrealized (depreciation) on forward currency
  exchange contracts--Note 4(a)                                                        110
Accrued expenses                                                                    83,689
                                                                                 4,640,213
-------------------------------------------------------------------------------------------
Net Assets ($)                                                                  94,354,129
-------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                101,385,936
Accumulated undistributed investment income--net                                   779,644
Accumulated net realized gain (loss) on investments                             (4,719,595)
Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4(b)                   (3,091,856)
-------------------------------------------------------------------------------------------
Net Assets ($)                                                                  94,354,129
-------------------------------------------------------------------------------------------
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)                  7,516,190
Net Asset Value, offering and redemption price per share--Note 3(d) ($)              12.55

See notes to financial statements.

                                                                  The Fund  13

STATEMENT OF OPERATIONS
Year Ended May 31, 1999

-------------------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------------------
Income:
Cash dividends (net of $187,107 foreign taxes withheld at source)                1,968,458
Interest                                                                           214,349
Total Income                                                                     2,182,807
Expenses:

Management fee--Note 3(a)                                                          825,478
Shareholder servicing costs--Note 3(b)                                             194,647
Custodian fees                                                                     111,585
Professional fees                                                                   39,125
Directors' fees and expenses--Note 3(c)                                             27,720
Registration fees                                                                   27,546
Prospectus and shareholders' reports                                                12,477
Loan commitment fees--Note 2                                                           306
Miscellaneous                                                                        5,355
Total Expenses                                                                   1,244,239
Investment Income--Net                                                             938,568
-------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions       (3,365,887)
Net realized gain (loss) on forward currency exchange contracts                   (163,368)
Net Realized Gain (Loss)                                                        (3,529,255)
Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                             10,850,462
Net Realized and Unrealized Gain (Loss) on Investments                           7,321,207
Net Increase in Net Assets Resulting from Operations                             8,259,775

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------
                                                                     Year Ended May 31,
                                                                ---------------------------
                                                                       1999           1998
-------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                              938,568        367,207
Net realized gain (loss) on investments                          (3,529,255)       592,701
Net unrealized appreciation (depreciation)
  on investments                                                 10,850,462    (17,360,962)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                       8,259,775    (16,401,054)
-------------------------------------------------------------------------------------------
Dividends to Shareholders ($):
From investment income--net                                        (549,186)       (96,386)
From net realized gain on investments                                    --     (1,261,036)
In excess of net realized gains on investments                     (122,041)    (1,068,299)
Total Dividends                                                    (671,227)    (2,425,721)
-------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                                   40,241,287      59,365,899
Dividends reinvested                                               389,280       1,898,156
Cost of shares redeemed                                        (28,754,128)    (18,067,726)
Redemption fee                                                       61,154         76,713
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                                     11,937,593     43,273,042
Total Increase (Decrease) in Net Assets                          19,526,141     24,446,267
-------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                              74,827,988     50,381,721
End of Period                                                    94,354,129     74,827,988
Undistributed investment income--net                                779,644        390,262
-------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                       3,739,409      4,449,674
Shares issued for dividends reinvested                               41,501        167,386
Shares redeemed                                                  (2,955,313)    (1,472,834)
Net Increase (Decrease) in Shares Outstanding                       825,597      3,144,226

See notes to financial statements.

                                                                  The Fund  15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------------
                                                               Year Ended May 31,
                                                        ------------------------------
                                                           1999       1998       1997a
--------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                      11.18      14.21      12.50
Investment Operations:
Investment income--net                                      .14        .04        .05
Net realized and unrealized gain
  (loss) on investments                                    1.33      (2.62)      1.70
Total from Investment Operations                           1.47      (2.58)      1.75
Distributions:
Dividends from investment
  income--net                                              (.09)      (.02)      (.02)
Dividends from net realized gain on investments            (.02)      (.24)      (.02)
Dividends in excess of net realized gain on investments      --       (.20)        --
Total Distributions                                        (.11)      (.46)      (.04)
Redemption fee added to paid-in capital                     .01        .01         --
Net asset value, end of period                            12.55      11.18      14.21
--------------------------------------------------------------------------------------
Total Return (%)                                          13.56     (18.11)     14.07b
--------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                    1.88       1.94       1.85b
Ratio of net investment income
  to average net assets                                    1.42        .54        .70b
Decrease reflected in above expense ratios
  due to undertakings by the Manager                         --        .00c       .36b
Portfolio Turnover Rate                                   87.81      87.46      52.52b
--------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                    94,354     74,828     50,382

a From June 28, 1996 (commencement of operations) to May 31, 1997. b Not annualized.
c Amount represents less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                                  The Fund  17

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $16,459 during the period ended May 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $1,013,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1999. The carryover does not include net realized securities losses from November 1, 1998 through May 31, 1999 which are treated, for Federal income tax purposes, as arising in fiscal 2000. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or

                                                                  The Fund  19
other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 1999, the fund was charged $165,096 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $22,091 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 1999, amounted to $68,145,777 and $55,356,610, respectively.

The following summarizes open forward currency exchange contracts at May 31, 1999:

                                        Foreign                                   Unrealized
                                       Currency                                 Appreciation
Forward Currency Exchange Contracts     Amounts     Cost ($)   Value ($)   (Depreciation) ($)
---------------------------------------------------------------------------------------------
Purchases:
South African Rand,
  expiring 6/1/99                     1,124,102     179,858     179,842                  (16)
Sales:                                        Proceeds ($)
Singapore Dollars, expiring 6/1/99      124,700      71,981      72,206                 (225)
Singapore Dollars, expiring 6/2/99       46,530      26,880      26,943                  (63)
Singapore Dollars, expiring 6/3/99       57,083      33,015      33,052                  (37)
South African Rand, expiring 6/1/99     776,314     124,431     124,200                  231
Total                                                                                   (110)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

(b) At May 31, 1999, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $3,094,703, consisting of $7,735,210 gross unrealized appreciation and $10,829,913 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                  The Fund  21

Report of Independent Auditors

Shareholders and Board of Directors
Dreyfus Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Markets Fund (one of the Series consituting Dreyfus International Funds, Inc.), as of May 31, 1999, and the related statement of operations for the year ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP

New York, New York
July 6, 1999

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended May 31, 1999:

   --the total amount of taxes paid to foreign countries was $187,107.

   --the total amount of income sourced from foreign countries was $1,210,775.

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1999 calendar year with Form 1099-DIV which will be mailed by January 31, 2000.


                                                                  The Fund  23

NOTES

               For More Information

                     Dreyfus
                     Emerging Markets Fund
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109


To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com


(C) 1999, Dreyfus Service Corporation            327AR995